                                                                    EXHIBIT 99.1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                  SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                        For the Month Ending: May 31, 2004

BEGINNING BALANCE IN ALL ACCOUNTS                                          $   13,879,969.27

RECEIPTS:
     1. Receipts from Operations                                           $               -
     2. Other Receipts                                                     $      370,181.12
         Preference Action Collections                                     $       18,816.34
         Other receipts (Received on behalf of Affiliates)                 $               -
                                                                           -----------------
TOTAL RECEIPTS                                                             $      388,997.46

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                       $       65,246.84
         b. Others                                                         $       73,057.36
     4. Taxes
         a. Federal Income Taxes                                           $       43,033.59
         b. FICA Withholdings                                              $        6,976.06
         c. Employee's withholdings                                        $          153.94
         d. Employer's FICA                                                $        6,976.08
         e. Federal Unemployment Taxes                                     $               -
         f. State Income Tax                                               $       11,054.18
         g. State Employee withholdings                                    $          399.67
         h. All other state taxes                                          $               -

     5. Necessary Expenses
         a. Rent or mortgage payment(s)                                    $               -
         b. Utilities                                                      $        6,447.67
         c. Insurance                                                      $       15,163.10
         d. Merchandise bought for manufacture or sell                     $               -
         e. Other necessary expenses                                                       -
             Professional and Bankruptcy Court Related Fees and Expenses   $      221,727.35
             Employee Expenses                                             $        8,539.24
             Office Supplies & Expenses                                    $        4,890.37
             Other                                                         $       27,297.87
                                                                           -----------------

TOTAL DISBURSEMENTS                                                        $      490,963.32
Add: Disbursements made on behalf of Parent or Affiliates                  $       94,166.61
                                                                           -----------------
ADJUSTED TOTAL DISBURSEMENTS                                               $      585,129.93

                                                                           -----------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                        $     (196,132.47)

ENDING BALANCE IN Bank of America - Master 03751046297                     $      497,629.02
ENDING BALANCE IN Bank of America - Disbursement 03299976144               $      155,438.11
ENDING BALANCE IN Bank of America - Payroll 03299944407                    $       55,369.84
ENDING BALANCE IN Bank of America - Payroll Taxes 03751301149              $       84,233.37
ENDING BALANCE IN Bank of America - Money Market 851018                    $    7,624,149.37
ENDING BALANCE IN Deustch Bank - S/T Investment 206-19648                  $    5,267,017.09
ENDING BALANCE IN 1st Bank - FISC 719-1-362214                             $               -
                                                                           -----------------
ENDING BALANCE IN ALL ACCOUNTS                                             $   13,683,836.80
                                                                           =================

                            OPERATING REPORT Page 1

                           IN THE UNITED STATES COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                       For the Month Ending: May 31, 2004

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Master Account
Account Number:  03751046297

DATE RECEIVED                         DESCRIPTION                      AMOUNT
-------------                         -----------                      ------
05/19/04             WXC-UK Ltd.                                   $   358,371.26
05/25/04             Electric Lightwave                            $     3,500.00
05/25/04             Apto Solutions                                $       219.92
05/25/04             Bill Nipper                                   $        55.00
05/25/04             Cadden & Fuller                               $    13,316.34
05/25/04             Vertex                                        $     2,000.00
                                                                   --------------
                        Total WAXS Receipts                        $   377,462.52
                                                                   ==============

                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                       For the Month Ending: May 31, 2004

Bank:  Bank of America (Nations Funds)
Location:  Charlotte, NC
Account Name:  Money Market
Account Number:  851018

DATE RECEIVED                     DESCRIPTION                AMOUNT
-------------                     -----------                ------
   05/28/04         Interest Received                      $ 7,554.06
                                                           ----------
                                       Total WAXS Receipts $ 7,554.06
                                                           ==========

                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                       For the Month Ending: May 31, 2004

Bank:  Deutsche Bank Alex. Brown
Location:  Baltimore, MD
Account Name:  Investment Account
Account Number:  206-19648

DATE RECEIVED                       DESCRIPTION                   AMOUNT
-------------                       -----------                   ------
   05/28/04         Interest Received                           $ 3,980.88
                                                                ----------
                                     Total WAXS Receipts        $ 3,980.88
                                                                ==========

                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: May 31, 2004

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Master Account
Account Number:  03751046297

DATE DISBURSED                              DESCRIPTION                        AMOUNT
--------------                              -----------                        ------
   05/03/04             EZ-Com Technologies                                  $ 13,000.00
   05/04/04             Bank Fees                                            $     30.00
   05/25/04             Merrill Lynch                                        $    153.94
                                                                             -----------
                                        Total WAXS Disbursements             $ 13,183.94
                                                                             ===========

Less:  Disbursements made to or on behalf of Parent or Affiliates.

Facilicom

05/03/04    EZ-Com Technologies                             $ 13,000.00

                                                            -----------
                                 Total Affiliate Payments   $ 13,000.00

                                                            -----------
                                 Total WAXS Disbursements   $    183.94
                                                            ===========

                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: May 31, 2004

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Payroll Account
Account Number:  03299944407

DATE DISBURSED  CHECK NUMBER                    DESCRIPTION                    AMOUNT
--------------  ------------                    -----------                    ------
   05/05/04       Multiple      Payroll Checks                              $  40,532.08
   05/19/04       Multiple      Payroll Checks                              $  97,772.12
                                                                            ------------
                                             Total WAXS Disbursements       $ 138,304.20
                                                                            ============

                            OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: May 31, 2004

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Corporate Disbursement
Account Number:  03299976144

DATE DISBURSED     CHECK NUMBER                    DESCRIPTION                   AMOUNT
--------------     ------------                    -----------                   ------
05/01/04              37126           BellSouth                               $      403.07
05/01/04              37127           BellSouth                               $    1,951.67
05/01/04              37128           Dallas Professional Reporters           $    1,348.60
05/01/04              37129           Debra Dawn                              $    1,741.32
05/01/04              37130           Federal Express                         $      180.40
05/01/04              37131           FTI Consulting                          $   15,031.56
05/01/04              37132           Katherine Levesque                      $      138.16
05/01/04              37133           Levine & Block                          $   36,158.97
05/01/04              37134           Merrill Lynch, Pierce, Fenner & Smith   $    5,592.50
05/01/04              37135           North Atlanta Realty Acquisition        $    9,251.67
05/01/04              37136           Nextel Communications                   $      302.89
05/01/04              37137           Philpot Relocation Systems              $      635.76
05/01/04              37138           Kamran Saeed                            $      250.00
05/01/04              37139           Ann Wallace                             $    2,491.44
05/01/04              37140           Warren-Hanks Construction Co.           $    1,038.00
05/01/04              37141           Covington & Burling                     $   10,000.00
05/05/04              37142           Apollo Consulting                       $    2,000.00
05/05/04              37143           Debra Dawn                              $      517.78
05/05/04              37144           Federal Express                         $      120.68
05/05/04              37145           Gardner, Carton & Douglas               $    3,186.32
05/05/04              37146           Lanier Parking                          $      550.00
05/05/04              37147           Katherine Levesque                      $      861.90
05/05/04              37148           Metropolitan Life Insurance             $    6,083.83
05/05/04              37149           SBC-Pacbell                             $      121.03
05/05/04              37150           Poorman-Douglas                         $    1,767.89
05/05/04              37151           Kamran Saeed                            $      250.00
05/05/04              37152           United Healthcare                       $    7,812.44
05/05/04              37153           U.S. Trustee                            $      500.00
05/05/04              37154           U.S. Trustee                            $      250.00
05/05/04              37155           U.S. Trustee                            $      500.00
05/05/04              37156           U.S. Trustee                            $    8,000.00
05/05/04              37157           U.S. Trustee                            $      750.00
05/05/04              37158           Velocity Express                        $       13.91
05/05/04              37159           Levine & Block                          $   60,681.60
05/13/04              37160           Copier Solutions                        $      495.00
05/13/04              37161           Federal Express                         $      240.19
05/13/04              37162           H. Peter Gant                           $      128.83
05/13/04              37163           Judco Management                        $    8,625.00
05/13/04              37164           McKenna Long & Aldridge                 $    3,375.68
05/13/04              37165           MCI Worldcom                            $       67.90
05/13/04              37166           Nextel Communications                   $      705.81

                            OPERATING REPORT Page 7                  Page 1 of 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: May 31, 2004

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Corporate Disbursement
Account Number:  03299976144

DATE DISBURSED     CHECK NUMBER                    DESCRIPTION                                  AMOUNT
--------------     ------------                    -----------                                  ------
05/13/04               37167               SBC-Pacbell                                      $      435.65
05/13/04               37168               Kamran Saeed                                     $      250.00
05/13/04               37169               San Diego Gas & Electric                         $      198.17
05/13/04               37170               State Compensation Insurance Fund                $    1,266.83
05/13/04               37171               Ann Wallace                                      $    2,728.72
05/13/04               37172               Mark Warner                                      $    5,000.00
05/21/04               37173               Vanguard Archives                                $      666.13
05/21/04               37174               Renee Carroll                                    $    1,625.00
05/21/04               37175               CLS Security Electronics                         $       77.85
05/21/04               37176               Debra Dawn                                       $    1,123.62
05/21/04               37177               H. Peter Gant                                    $      728.04
05/21/04               37178               Keith Harrison                                   $    1,125.00
05/21/04               37179               Jenner & Block                                   $   47,663.79
05/21/04               37180               Katherine Levesque                               $    1,568.10
05/21/04               37181               Philpot Relocation Systems                       $      637.51
05/21/04               37182               Royal Cup Inc.                                   $      143.22
05/21/04               37183               Kamran Saeed                                     $      250.00
05/21/04               37184               Winstead Sechrest & Minick                       $   34,877.43
05/26/04               37185               Armstrong-Teasdale LLP                           $    1,640.02
05/26/04               37186               Ascom Hasler Leasing                             $      194.21
05/26/04               37187               BellSouth                                        $    1,953.17
05/26/04               37188               Bowne of Atlanta                                 $   12,627.00
05/26/04               37189               Continental Stock Transfer & Trust               $    3,362.95
05/26/04               37190               Virginia Cook                                    $      210.70
05/26/04               37191               CT Corporation                                   $      219.00
05/26/04               37192               Debra Dawn                                       $    1,520.79
05/26/04               37193               Federal Express                                  $      249.24
05/26/04               37194               FTI Consulting                                   $   13,073.48
05/26/04               37195               Katten Muchin Zavis Roseman                      $    8,241.37
05/26/04               37196               Nextel Communications                            $      308.31
05/26/04               37197               Nowalsky, Bronston & Gothard                     $      279.67
05/26/04               37198               Kamran Saeed                                     $      250.00
05/26/04               37199               Southern Office Systems                          $      508.61
05/26/04               37200               Winstead Sechrest & Minick                       $   25,552.17
                                                                                            -------------
                                                                                     Total  $  364,677.55

                            OPERATING REPORT Page 7                  Page 2 of 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: May 31, 2004

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Corporate Disbursement
Account Number:  03299976144

    DATE DISBURSED            CHECK NUMBER               DESCRIPTION                                        AMOUNT
    --------------            ------------               -----------                                        ------
Less:  Disbursements made to or on behalf of Parent or Affiliates.

WA Telecom Products Co., Inc.
        05/01/04                  37135          North Atlanta Realty Acquisition                         $    9,251.67
        05/05/04                  37157          U.S. Trustee                                             $      750.00
        05/26/04                  37186          Ascom Hasler Leasing                                     $      194.21
                                                                                                          -------------
Facilicom
        05/05/04                  37153          U.S. Trustee                                             $      500.00
        05/13/04                  37163          Judco Management                                         $    8,625.00

                                                                                                          -------------
World Access Telecommunication Group, Inc.
        05/05/04                  37155          U.S. Trustee                                             $      500.00
        05/21/04                  37173          Vanguard Archives                                        $      666.13
        05/21/04                  37184          Winstead Sechrest & Minick                               $   34,877.43
        05/26/04                  37200          Winstead Sechrest & Minick                               $   25,552.17
                                                                                                          -------------
WorldxChange
        05/05/04                  37154          U.S. Trustee                                             $      250.00
                                                                                                          -------------
                                                                               Total Affiliate Payments   $   81,166.61
                                                                                                          -------------
                                                                               Total WAXS Disbursements   $  283,510.94
                                                                                                          =============

                            OPERATING REPORT Page 7                  Page 3 of 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: May 31, 2004

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Payroll Account
Account Number:  0751301149

DATE DISBURSED                         DESCRIPTION                      AMOUNT
--------------                         -----------                      ------
   05/05/04          Payroll Taxes                                    $ 18,476.63
   05/19/04          Payroll Taxes                                    $ 49,962.95
   05/28/04          Processing Fees                                  $    524.66
                                                                      -----------
                                   Total WAXS Disbursements           $ 68,964.24
                                                                      ===========

                            OPERATING REPORT Page 8

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                       For the Month Ending: May 31, 2004

STATEMENT OF INVENTORY
    Beginning Inventory              $           -
    Add: purchases                   $           -
    Less: goods sold                 $           -
                                     -------------
    Ending inventory                 $           -
                                     =============
PAYROLL INFORMATION STATEMENT
    Gross payroll for this period    $  206,897.72
    Payroll taxes due but unpaid     $           -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                 DATE REGULAR            AMOUNT OF            NUMBER OF              AMOUNT OF
NAME OF CREDITOR/LESSOR         PAYMENT IS DUE        REGULAR PAYMENT    PAYMENTS DELINQUENT     PAYMENTS DELINQUENT
-----------------------         --------------        ----------------   --------------------    -------------------
Xerox Corporation                  Monthly               $ 1,247.84              10                  $ 12,478.40

                            OPERATING REPORT Page 9

                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                       For the Month Ending: May 31, 2004

STATEMENT OF AGED RECEIVABLES

      ACCOUNTS RECEIVABLE                    3RD PARTY              INTERCOMPANY                  TOTAL
      -------------------                    ---------             ---------------           ---------------
Beginning of month balance                $            -           $ 14,125,625.86           $ 14,125,625.86
Add: sales on account                     $            -           $             -           $             -
        expenses paid for affiliate       $            -           $     94,166.61           $     94,166.61
        cash advanced to affiliate        $            -           $             -           $             -
Less: collections                         $            -           $             -           $             -
                                          --------------           ---------------           ---------------
End of month balance                      $            -           $ 14,219,792.47           $ 14,219,792.47
                                          ==============           ===============           ===============

0-30 Days          31-60 Days               61-90 Days               Over 90 Days           End of Month Total
---------          ----------               ----------               ------------           ------------------
$      -           $        -               $        -               $          -           $                -

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                             3RD PARTY              INTERCOMPANY                  TOTAL
                                          --------------           ---------------           ---------------
Beginning of month balance                $ 1,474,076.07           $ 22,401,305.15           $ 23,875,381.22
Add: sales on account                     $   609,059.12           $             -           $    609,059.12
  Cash received on behalf of Affiliate    $            -           $             -           $             -
  Cash received from Affiliate            $            -           $             -           $             -
Less: payments                            $  (490,963.32)          $             -           $   (490,963.32)
                                          --------------           ---------------           ---------------
End of month balance                      $ 1,592,171.87           $ 22,401,305.15           $ 23,993,477.02
                                          ==============           ===============           ===============

   0-30 Days       31-60 Days               61-90 Days              Over 90 Days           End of Month Total
   ---------       ----------               ----------              ------------           ------------------
$ 395,696.86       $ 86,525.66            $    79,554.21           $  1,030,395.14           $  1,592,171.87

                            OPERATING REPORT Page 10

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                       For the Month Ending: May 31, 2004

                                TAX QUESTIONNAIRE

      Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

1.        Federal income taxes                  Yes (X)                            No (  )

2.        FICA withholdings                     Yes (X)                            No (  )

3.        Employee's withholdings               Yes (X)                            No (  )

4.        Employer's FICA                       Yes (X)                            No (  )

5.        Federal unemployment taxes            Yes (X)                            No (  )

6.        State income tax                      Yes (X)                            No (  )

7.        State employee withholdings           Yes (X)                            No (  )

8.        All other state taxes                 See Note Below

      If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                            OPERATING REPORT Page 11

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Michael F. Mies, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                     ___________________________________________
                                     For the Debtor In Possession

                                     Michael F. Mies
                                     Designated Officer

                            OPERATING REPORT Page 12